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                                   AGREEMENT

THIS AGREEMENT, made and entered into this 21st day of November, 2002, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter, the "Company"), on its own behalf and on behalf of each separate account of the Company set forth in Schedule A hereto, as may be amended from time to time (each such account hereinafter referred to as a "Separate Account" or "Account"), AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (hereinafter, the "Underwriter") and AMERICAN FUNDS SERVICE COMPANY, a California corporation (hereinafter, the "Transfer Agent").

                                  WITNESSETH:

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "Contracts") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Class A shares and Class R shares of the investment companies identified in Schedule B hereto (each, a "Fund" and collectively, the "Funds") on behalf of each corresponding Account set forth on Schedule A to fund the Contracts, and the Underwriter is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter, the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (hereinafter, the "1933 Act"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Capital Research and Management Company (the "Adviser") is the investment adviser of each Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for each Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter, the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter, the "1934 Act"), and is a

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member in good standing of the National Association of Securities Dealers, Inc.
(hereinafter, the "NASD"); and

WHEREAS, the Transfer Agent will establish an account or accounts on its mutual fund shareholder accounting system to reflect the Accounts' ownership of shares of the Funds and all transactions by the Account involving such shares; and

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Underwriter and the Transfer Agent agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Transfer Agent and the Underwriter agree to sell to the Company those shares of the Funds which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Transfer Agent of such order. For purposes of this Section 1.1, the Company shall be the designee of the Transfer Agent for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Transfer Agent; provided that the Transfer Agent the Underwriter receives notice of such order via the National Securities Clearing Corporation (the "NSCC") within the time frames established by the NSCC on the next following Business Day. The Transfer Agent will receive all orders to purchase Fund shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Transfer Agent will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Fund shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Fund shares in accordance with this section using the NSCC's Continuous Net Settlement ("CNS") System. Payment shall be in federal funds transmitted by wire to the each Fund's designated Settling Bank. Business Day shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. Networking shall mean the NSCC's product that allows the Transfer Agent and Companies to exchange account level information electronically. Settling Bank shall mean the entity appointed by the Transfer Agent to perform such settlement services on behalf of each Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Transfer Agent for Fund shares via the NSCC's DCC&S platform, the following shall apply to this Section 1.1:

The Transfer Agent and the Underwriter agree to sell the Company those shares of the Fund which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund, the Transfer Agent or other designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Transfer Agent for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Transfer Agent; provided

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that the Transfer Agent or the Underwriter receives notice of such order by 9:30
a.m. Eastern Time on the next following Business Day. The Company shall pay for Fund shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Fund shares in accordance with this section. Payment shall be in federal funds transmitted by wire to each Fund's designated custodian. Business Day shall mean any day on which the New York
Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Transfer Agent and the Underwriter agree to make shares of each Fund available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Boards of Directors of the Funds (hereinafter the Trustees/Directors) may refuse to sell Fund shares to any person, or suspend or terminate the offering of shares of the Funds if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Funds.

1.3 The Transfer Agent and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of each Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Transfer Agent of the request for redemption. For purposes of this Section 1.3, the Company shall be the designee of the Transfer Agent for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Transfer Agent; provided the Transfer Agent or the Underwriter receives notice of such request for redemption via the National Securities Clearing Corporation (NSCC) within the time frames established by the NSCC on the next following Business Day. The Transfer Agent will receive all orders to redeem Fund shares using the NSCC's Defined Contribution Clearance & Settlement (DCC&S) platform. The Transfer Agent will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Continuous Net Settlement (CNS) System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Transfer Agent or the Underwriter receives notice of the redemption order from the Company, provided that the Transfer Agent or the Underwriter receives notice on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Transfer Agent for Fund shares via the NSCC's DCC&S platform the following shall apply to this Section 1.3:

The Transfer Agent and the Underwriter agree to redeem for cash. Upon the Company's request, any full or fractional shares of the Funds held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Transfer Agent of the request for redemption (and salvation). For purposes of this Section 1.3, the Company shall be the designee of the Transfer Agent for receipt

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of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Transfer Agent; provided the Transfer Agent or the Underwriter receives notice of such request for redemption by 9:30 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Transfer Agent or the Underwriter receives notice of the redemption order from the Company provided that the Transfer Agent or the Underwriter receives notice by 9:30 a.m. Eastern Time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of each Fund in accordance with the provisions of its then current prospectus.

1.5 The Company will place separate orders to purchase or redeem shares of each Fund.

1.6 Issuance and transfer of each Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Underwriter shall furnish same day notice to the Company of any income, dividends or capital gain distributions payable on Fund shares. The Company hereby elects to receive all such dividends and distributions as are payable on Fund shares in the form of additional shares of the Funds. The Transfer Agent shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Funds.

1.8 The Underwriter shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern Time on such Business Day.

1.9 If the Underwriter provides incorrect share net asset value per share, dividend or capital gain information through no fault of the Company and such errors are not corrected by 4 p.m. Eastern Time the next Business Day (by providing the incorrect and the correct NAV for each day that the error occurred), except to the extent such errors are caused by a third party pricing service vendor, the Underwriter, the Transfer Agent and/or the Fund shall be liable for the systems and out of pocket costs to make all corrections to all Contract owner, participant, or beneficiary accounts with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share, dividend or capital gain information so that each participant under a Contract is made whole. Any error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Underwriter, the Transfer Agent and/or the Fund shall reimburse the Company for all out of pocket expenses and employee time incurred for correcting such incorrect information.

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1.10  If the Company provides incorrect processing information through no fault of the Fund, the Underwriter, the Transfer Agent or the Adviser, the Fund shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. The Company shall be liable to the Fund for all actual Fund losses associated with making such adjustment. Any error in the information provided by the Company shall be reported to the Fund, the Underwriter, the Transfer Agent and the Adviser promptly upon discovery.

1.11 The Company shall make Fund shares available under this Agreement only to those Contract owners identified on Schedule A, as amended from time to time.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Transfer Agent and the Underwriter represent and warrant that: (i) each Fund's shares sold pursuant to this Agreement currently are, and each Fund shall in the future use its best efforts to keep Fund shares registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that each Fund is and shall use its best efforts to remain registered under the 1940 Act as an open-end investment company for as long as Fund shares are sold; (ii) each Fund shall use its best efforts to amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) each Fund shall use its best efforts to register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Transfer Agent and the Underwriter represent that each Fund: (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will use its best efforts to maintain such qualification (under Subchapter M or any successor or

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similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Funds finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Transfer Agent and the Underwriter represent that each Fund's Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Transfer Agent and the Underwriter make no representation as to whether any aspect of Fund operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Underwriter represents that each Fund's investment policies, fees and expenses are and shall use its best efforts at all times to remain in compliance with the laws of the States of Connecticut and California. The Transfer Agent and the Underwriter represent that their and the Funds' respective operations are and shall use their best efforts at all times to remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act and the 1940 Act.

2.7 The Underwriter represents that each Fund is lawfully organized and validly existing under the applicable state laws and that each Fund does and will use its best efforts to comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Transfer Agent and the Underwriter represent and warrant that each of the Fund's Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of each Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of each Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of each Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Transfer Agent and the Underwriter represent and warrant that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state

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securities laws and that the Adviser shall perform its obligations for each Fund in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of Fund shares pursuant to this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Transfer Agent or the Underwriter shall provide the Company at no charge with as many printed copies of each Fund's current prospectus and statement of additional information as the Company may reasonably request for delivery to current Contract owners or participants invested in the Funds. If requested by the Company, in lieu of providing printed copies of each Fund's current prospectus and statement of additional information, the Transfer Agent or the Underwriter may provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing each Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for each Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and each Fund's prospectus printed together in one document or separately. The Company may not manipulate the content of any such electronic file, except that the Company may elect to print each Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). The Transfer Agent or the Underwriter shall provide the Company at no charge with copies of each Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). Each Fund shall pay for the cost of typesetting, and printing and distributing (provided such distribution costs do not exceed the limitations set forth in NYSE Rule 451 and guidelines issued thereunder) all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and participants. Each Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. Each Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Transfer Agent, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Funds to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

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       B.  vote Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. Each Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Funds, the Underwriter, the Transfer Agent or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Funds, the Adviser, the Underwriter or the Transfer Agent is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Funds, the Underwriter, the Transfer Agent or their designee, however, the failure to object in writing within two Business days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to materials previously approved under this Agreement.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Funds or concerning the Funds in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Funds, or in sales literature or other promotional material approved by each Fund or its designee, except with the written permission of the Fund or its designee.

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4.3  The Underwriter or the Transfer Agent shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to materials previously approved under this Agreement.

4.4 Neither the Transfer Agent nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the written permission of the Company.

4.5 The Underwriter or the Transfer Agent will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Funds or their shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Underwriter and Transfer Agent at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Funds, the Underwriter or the Transfer Agent and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Funds, the Underwriter and the Transfer Agent. Except as

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provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Funds, the Underwriter and the Transfer Agent. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Funds, the Underwriter and the Transfer Agent agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in Section 4.3, the Funds, the Underwriter and the Transfer Agent shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Funds, the Underwriter and the Transfer Agent shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Funds shall pay, or have its agent pay, the fees and expenses provided for in the attached Schedule C.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless each Fund, the Underwriter, the Transfer Agent and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Funds or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Funds to the Company on behalf of each Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales

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          literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in Fund registration statements, Fund prospectuses, statements of additional information or sales literature or other promotional material of the Funds not supplied by the Company, or persons under its control and other than statements or representations authorized by the Funds, the Underwriter, the Transfer Agent or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in Fund registration statements, Fund prospectuses, statements of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Funds, the Underwriter or the Transfer Agent by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.3 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of Fund shares or the Contracts or the operation of the Funds.

6.2 Indemnification by the Underwriter and the Transfer Agent

(a) The Underwriter and the Transfer Agent agrees, with respect to each Fund listed in Schedule B to this Agreement, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including

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amounts paid in settlement with the written consent of the Underwriter or the
Transfer Agent) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Funds or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statements, prospectuses or statements of additional information for the Funds or sales literature or other promotional material of the Funds (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Funds, the Transfer Agent or the Underwriter on behalf of the Company for use in the registration statements, prospectuses or statements of additional information for the Funds or in sales literature of the Funds (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

     (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Funds (other than statements or representations contained in the registration statements, prospectuses or sales literature for the Contracts not supplied by the Funds, the Underwriter or the Transfer Agent or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Funds, the Underwriter or the Transfer Agent or persons under the control of the Funds, the Underwriter, or the Transfer Agent, respectively, with respect to the sale or distribution of the Contracts or Fund shares; or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Funds, the Underwriter or the Transfer Agent or persons under the control of the Funds, the Underwriter, or the Transfer Agent, respectively; or

     (iv) arise as a result of any material failure by the Funds, the Underwriter or the Transfer Agent to provide the services and furnish the materials under the terms of this Agreement; or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Funds, the Underwriter or the Transfer Agent in this

     Agreement or arise out of or result from any other material breach of this Agreement by the Funds, the Underwriter or the Transfer Agent ; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter and the Transfer Agent of the commencement of any litigation or proceedings against them in connection with the issuance or sale of Fund shares or the Contracts or the operation of the Separate Accounts.

6.4. Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("Indemnifying Party" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("Indemnified Party" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

(a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the the Underwriter or the Transfer Agent upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of Fund shares, which in the judgment of the Underwriter or the Transfer Agent are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Funds, the Underwriter or the Transfer Agent by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of Fund shares or the operation of the Funds which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Transfer Agent's or the Funds' ability to perform its obligations under this Agreement; or

(d) at the option of the Company if any of the Funds cease to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that the Funds may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach shall not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Underwriter or the Transfer Agent has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Underwriter or the Transfer Agent if the Underwriter or the Transfer Agent respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Underwriter or the Transfer Agent; or

8.2  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.1(d), said termination shall be effective upon the Funds' failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure. In the event of termination of this Agreement under Section 8.1(e), said termination shall be effective upon the expiration of the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Underwriter and the Transfer Agent to continue to make available additional shares of the Funds for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Funds, redeem investments in the Funds and/or invest in the Funds upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund Shares is proscribed by law, regulation or an applicable regulatory body.

(b) If shares of the Funds continue to be made available after termination of this Agreement pursuant to this Section 8.4, the provisions of this Agreement shall remain in effect exclusively with respect to Existing Contracts unless such further sale of Fund Shares is proscribed by law, regulation or an applicable regulatory body. Notwithstanding the foregoing, in the event the Fund is in good faith dissatisfied with the quality of services provided under this Agreement, the fees under Section 5.1 may be discontinued upon 30 days written notice to the Company allowing 10 days for the Company to cure any such defects.

8.5 Until 90 days after the Company shall have notified the Underwriter or the Transfer Agent of its intention to do so, or except as necessary to implement Contract owner initiated or approved transactions, or as required by state insurance laws or regulations, the Company shall not redeem Fund Shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Separate Account), and the Company shall not prevent Contract owners from allocating payments to the Funds that were otherwise available under the Contracts.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

          Hartford Life Insurance Company
          200 Hopmeadow Street
          Simsbury, Connecticut 06089
          Attention: Vice President, Investment Products Division

     with a copy to:

          Christine H. Repasy, General Counsel
          Hartford Life Insurance Company
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     If to the Underwriter:

          American Funds Distributors, Inc.
          333 South Hope Street, 55th Floor
          Los Angeles, CA 90071
          Attention:Michael J. Downer, Secretary
          Facsimile:213-486-9041

     with a copy to:

          Kenneth R. Gorvetzian, Esq.
          Capital Research and Management Company
          333 South Hope Street, 55th Floor
          Los Angeles, CA 90071
          Facsimile:213-486-9041

     If to the Transfer Agent:

          American Funds Service Company
          333 S. Hope Street, 55th Floor
          Los Angeles, CA 90071
          Attention:Kenneth R. Gorvetzian, Secretary
          Facsimile:213-486-9041

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Funds.

             [The rest of this page has intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

                                          HARTFORD LIFE INSURANCE COMPANY

                                          By      /s/ Dave Levenson
                                                  ------------------------------
                                          Name:   Dave Levenson
                                          Title:  Senior Vice President

                                          AMERICAN FUNDS DISTRIBUTORS, INC.

                                          By      /s/ Michael Downer
                                                  ------------------------------
                                          Name:   Michael Downer
                                          Title:  Secretary

                                          AMERICAN FUNDS SERVICE COMPANY

                                          By      /s/ Angela M. Mitchell
                                                  ------------------------------
                                          Name:   Angela M. Mitchell
                                          Title:  Secretary

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

THE CONTRACT OWNERS PERMITTED TO PURCHASE SHARES UNDER THIS AGREEMENT ARE:

FUND                                                                  CONTRACT OWNERS
-------------------------------------------------------------------------------------------------------
- AMCAP Fund, Inc.                               -   Hartford 401 Masters Retirement Program
- American Balanced Fund, Inc.                   -   Hartford 401 Cornerstone Retirement Program
- American Mutual Fund, Inc.                     -   Sections 401, 403(b) or 457 qualified retirement
- The Bond Fund of America, Inc.                     plans with at least $50 million in plan assets
- Capital Income Builder, Inc.                   -   Legg Mason -- Hartford 401 Key Program
- EuroPacific Growth Fund
- Fundamental Investors, Inc.
- The Growth Fund of America, Inc.
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- The Growth Fund of America, Inc.               -   San Joaquin County Deferred Compensation Plan
- The Investment Company of America              -   Monroe County Deferred Compensation Plan

                                   SCHEDULE B

AMCAP Fund, Inc.
American Balanced Fund, Inc.
American Mutual Fund, Inc.
The Bond Fund of America, Inc.
Capital Income Builder, Inc.
EuroPacific Growth Fund
Fundamental Investors, Inc.
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
The Investment Company of America
The New Economy Fund
New Perspective Fund, Inc.
Washington Mutual Investors Fund, Inc.

                                   SCHEDULE C

In consideration of the services provided by the Company, the Adviser agrees to pay the Company an amount equal to the following fees per participant and basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the Funds under this Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                                                    SHARE
FUND                                                CLASS                               SUB-TA FEES
-----------------------------------------------------------------------------------------------------------------------
- AMCAP Fund, Inc.                             Class A          $12 per participant for participants under:
- American Balanced Fund, Inc.                                  -    Hartford 401 Masters Retirement Program
- American Mutual Fund, Inc.                                    -    Hartford 401 Cornerstone Retirement Program
- The Bond Fund of America, Inc.                                -    Sections 401, 403(b) or 457 qualified retirement
- Capital Income Builder, Inc.                                       plans with at least $50 million in plan assets
- EuroPacific Growth Fund
- Fundamental Investors, Inc.
- The Growth Fund of America, Inc.
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- The Growth Fund of America, Inc.             Class A          $3 per participant for participants under:
- The Investment Company of America                             -    San Joaquin County Deferred Compensation Plan
                                                                -    Monroe County Deferred Compensation Plan
- AMCAP Fund, Inc.                             Class R-3        10 basis points per annum on the average
- American Balanced Fund, Inc.                                  aggregate amount invested by the Company's
- American Mutual Fund, Inc.                                    Separate Account(s) in the Funds under:
- The Bond Fund of America, Inc.                                -    Hartford 401 Masters Retirement Program
- Capital Income Builder, Inc.                                  -    Hartford 401 Cornerstone Retirement Program
- EuroPacific Growth Fund                                       -    Sections 401, 403(b) or 457 qualified retirement
- Fundamental Investors, Inc.                                        plans with at least $50 million in plan assets
- The Growth Fund of America, Inc.                              -    Legg Mason -- Hartford 401 Key Program
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.

                          FIRST AMENDMENT TO AGREEMENT

                                 By and Between

                       AMERICAN FUNDS DISTRIBUTORS, INC.,
                        AMERICAN FUNDS SERVICE COMPANY,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY (the "COMPANY"), AMERICAN FUNDS DISTRIBUTORS, INC. (the "UNDERWRITER") and AMERICAN FUNDS SERVICE COMPANY, (the "TRANSFER AGENT") hereby enter into this Amendment as of the 21st day of January, 2005

WHEREAS, the Company, the Transfer Agent and the Underwriter previously entered into an Agreement (the "Agreement") dated November 21, 2002;

WHEREAS, the parties wish to amend the Agreement to allow for the addition of certain Funds;

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.  Schedule C shall be replaced by the attached Schedule C.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representatives.

HARTFORD LIFE INSURANCE COMPANY          AMERICAN FUNDS SERVICE COMPANY

By:    /s/ J Davey                       By:    /s/ James Jacobs
       --------------------------------         --------------------------------
Name:  J Davey                           Name:  James Jacobs
Title: Vice President                    Title: Vice President
Date:  1-21-05                           Date:  12/13/04

AMERICAN FUNDS DISTRIBUTORS, INC.

By:    /s/ Stephen A. Malbasa
       --------------------------------
Name:  Stephen A. Malbasa
Title: Senior Vice President
Date:  12/14/04

                                   SCHEDULE C

In consideration of the services provided by the Company, the Adviser agrees to pay the Company an amount equal to the following fees per participant and basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the Funds under this Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

FUND                                             SHARE CLASS                       SERVICE FEES
------------------------------------------------------------------------------------------------------------------
- AMCAP Fund, Inc.                                 Class A      $12 per participant for participants under:
- American Balanced Fund, Inc.                                  - Hartford 401 Masters Retirement Program
- American Mutual Fund, Inc.                                    - Hartford 401 Cornerstone Retirement Program
- The Bond Fund of America, Inc.                                - Sections 401, 403(b) or 457 qualified retirement
- Capital Income Builder, Inc.                                  plans with at least $50 million in plan assets
- EuroPacific Growth Fund
- Fundamental Investors, Inc.
- The Growth Fund of America, Inc.
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- The Growth Fund of America, Inc.                 Class A      $3 per participant for participants under:
- The Investment Company of America                             - San Joaquin County Deferred Compensation Plan
                                                                - Monroe County Deferred Compensation Plan
- AMCAP Fund, Inc.                                Class R-3     10 basis points per annum on the average aggregate
- American Balanced Fund, Inc.                                  amount invested by the Company's Separate
- American Mutual Fund, Inc.                                    Account(s) in the Funds under:
- The Bond Fund of America, Inc.                                - Hartford 401 Masters Retirement Program
- Capital Income Builder, Inc.                                  - Hartford 401 Cornerstone Retirement Program
- EuroPacific Growth Fund                                       - Sections 401, 403(b) or 457 qualified retirement
- Fundamental Investors, Inc.                                   plans with at least $50 million in plan assets
- The Growth Fund of America, Inc.                              - Legg Mason -- Hartford 401 Key Program
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- SMALLCAP World Fund
- Capital World Growth and Income Fund
- AMCAP Fund, Inc.                                Class R-I     10 basis points per annum on the average aggregate
- American Balanced Fund, Inc.                                  amount invested by the Company's Separate
- American Mutual Fund, Inc.                                    Account(s) in the Funds under:
- The Bond Fund of America, Inc.                                - Hartford 401 Masters Retirement Program
- Capital Income Builder, Inc.                                  - Hartford 401 Cornerstone Retirement Program
- EuroPacific Growth Fund                                       - Sections 401, 403(b) or 457 qualified retirement
- Fundamental Investors, Inc.                                   plans with at least $50 million in plan assets
- The Growth Fund of America, Inc.                              - Legg Mason -- Hartford 401 Key Program
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- SMALLCAP World Fund
- Capital World Growth and Income Fund

                         SECOND AMENDMENT TO AGREEMENT

                                 By and Between

                       AMERICAN FUNDS DISTRIBUTORS, INC.,
                        AMERICAN FUNDS SERVICE COMPANY,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY (the "COMPANY"), AMERICAN FUNDS DISTRIBUTORS, INC. (the "UNDERWRITER") and AMERICAN FUNDS SERVICE COMPANY, (the "TRANSFER AGENT") hereby enter into this Amendment as of the 1st day of November, 2006.

WHEREAS, the Company, the Transfer Agent and the Underwriter previously entered into an Agreement (the "Agreement") dated November 21, 2002 as amended on January 21, 2005;

WHEREAS, the parties wish to amend the Agreement to allow for the addition of certain Funds; and

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.  Schedule C shall be replaced by the attached Schedule C.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

                  [Remainder of page intentionally left blank]

IN WITNESS HEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representatives.

HARTFORD LIFE INSURANCE COMPANY         AMERICAN FUNDS SERVICE COMPANY

By:     /s/ Jason Frain                 By:     /s/ Ryan Rue
        ------------------------------          ------------------------------
Name:   Jason Frain                     Name:   Ryan Rue
Title:  Assistant Vice President        Title:  Control Manager
Date:   12/8/06                         Date:   11-1-06

                                        AMERICAN FUNDS DISTRIBUTORS, INC.

                                        By:     /s/ David M. Givner
                                                ------------------------------
                                        Name:   David M. Givner
                                        Title:  Secretary
                                        Date:   11-1-06

                                        APPROVED FOR SIGNATURE
                                        BY CRMC LEGAL DEPT. TYM

                                   SCHEDULE C

In consideration of the services provided by the Company, the Adviser agrees to pay the Company an amount equal to the following fees per participant and basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the Funds under this Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

FUND                                         SHARE CLASS                           SERVICE FEES
---------------------------------------------------------------------------------------------------------------------
- AMCAP Fund, Inc.                             Class A        $12 per participant for participants under:
- American Balanced Fund, Inc.                                - Hartford 401 Masters Retirement Program
- American Mutual Fund, Inc.                                  - Hartford 401 Cornerstone Retirement Program
- The Bond Fund of America, Inc.                              - Sections 401, 403(b) or 457 qualified retirement
- Capital Income Builder, Inc.                                plans with at least $50 million in plan assets
- EuroPacific Growth Fund
- Fundamental Investors, Inc.
- The Growth Fund of America, Inc.
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- The Growth Fund of America, Inc.             Class A        $3 per participant for participants under:
- The Investment Company of America                           - San Joaquin County Deferred Compensation Plan
                                                              - Monroe County Deferred Compensation Plan
- AMCAP Fund, Inc.                            Class R-3       10 basis points per annum on the average aggregate
- American Balanced Fund, Inc.                                amount invested by the Company's Separate
- American Mutual Fund, Inc.                                  Account(s) in the Funds under:
- The Bond Fund of America, Inc.                              - Hartford 401 Masters Retirement Program
- Capital Income Builder, Inc.                                - Hartford 401 Cornerstone Retirement Program
- EuroPacific Growth Fund                                     - Sections 401, 403(b) or 457 qualified retirement
- Fundamental Investors, Inc.                                 plans with at least $50 million in plan assets
- The Growth Fund of America, Inc.                            - Legg Mason -- Hartford 401 Key Program
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- SMALLCAP World Fund
- Capital World Growth and Income Fund
- New World Fund
- AMCAP Fund, Inc.                            Class R-1       10 basis points per annum on the average aggregate
- American Balanced Fund, Inc.                                amount invested by the Company's Separate
- American Mutual Fund, Inc.                                  Account(s) in the Funds under:
- The Bond Fund of America, Inc.                              - Hartford 401 Masters Retirement Program
- Capital Income Builder, Inc.                                - Hartford 401 Cornerstone Retirement Program
- EuroPacific Growth Fund                                     - Sections 401, 403(b) or 457 qualified retirement
- Fundamental Investors, Inc.                                 plans with at least $50 million in plan assets
- The Growth Fund of America, Inc.                            - Legg Mason -- Hartford 401 Key Program
- The Income Fund of America, Inc.
- The Investment Company of America
- The New Economy Fund
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund, Inc.
- SMALLCAP World Fund
- Capital World Growth and Income Fund
- New World Fund

                          THIRD AMENDMENT TO AGREEMENT

                                 By and Between

                       AMERICAN FUNDS DISTRIBUTORS, INC.,
                        AMERICAN FUNDS SERVICE COMPANY,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY (the "COMPANY"), AMERICAN FUNDS DISTRIBUTORS, INC. (the "UNDERWRITER") and AMERICAN FUNDS SERVICE COMPANY, (the "TRANSFER AGENT") hereby enter into this Amendment as of the 30th day of September, 2008.

WHEREAS, the Company, the Transfer Agent and the Underwriter previously entered into an Agreement (the "Agreement") dated November 21, 2002 as amended;

WHEREAS, the parties wish to amend the Agreement to make Classes R-1, R-2, R-3, R-4 and R-5 shares (collectively "Class R shares") of each fund in the American Funds group of mutual funds ("Funds") available to the Company to fund the Contracts; and to modify certain provisions of the Agreement relating to the compensation payable in respect of Class A and Class R shares of the Funds; and,

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.  Schedule A shall be replaced by the attached Schedule A.

2.  Schedule B and all references thereto shall be deleted in their entirety.

3. Schedule C shall be replaced by the attached Schedule B and all references to Schedule C in the Agreement shall refer to Schedule B.

4.  Section 9.1 Notices to the Transfer Agent shall be updated as follows:

            American Funds Service Company
            3500 Wiseman Boulevard
            San Antonio, Texas 78251
            Attention: HOST Control -- Contract Administration
            Facsimile: 210/474-4088

5. Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

6. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

                             SIGNATURE PAGE FOLLOWS

IN WITNESS HEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representatives.

HARTFORD LIFE INSURANCE COMPANY          AMERICAN FUNDS SERVICES COMPANY

Signature: /s/ Jason Frain               Signature: /s/ Ryan Rue
           ----------------------------             ----------------------------
Name:      Jason Frain                   Name:      Ryan Rue
Title:     Assistant Vice President      Title:     Assistant Vice President
Date:      10/14/08                      Date:      9-30-08

                                         REVIEWED FOR SIGNATURE BY AFS
                                         CONTRACT ADMIN. [ILLEGIBLE]

                                         AMERICAN FUNDS DISTRIBUTORS, INC.

                                         Signature: /s/ David M. Givner
                                                    ----------------------------
                                         Name:      David M. Givner
                                         Title:     Secretary
                                         Date:      10-9-08

                                         APPROVED FOR SIGNATURE BY CRMC
                                         [ILLEGIBLE]

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

                                   SCHEDULE B

In consideration of the services provided by the Company, the Transfer Agent agrees to pay the Company an amount equal to the following fees per participant and basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the Funds under this Agreement. Per participant fees will be invoiced to Transfer Agent quarterly and are payable within 30 days following Transfer Agent's reconciliation of the invoice (currently the quarters for which fees are payable end on the last Business Day of March, June, September and December). Invoices shall conform to the standards for file format and transmission established by Transfer Agent. Asset Based fees shall be paid by Transfer Agent to the Company within 30 days following the end of the quarter for which such fees are payable (currently the quarters for which fees are payable end on the last Business Day of January, April, July and October).

                                                      SHARE
FUND                                                  CLASS                        SERVICE FEES
------------------------------------------------------------------------------------------------------------------
- AMCAP Fund, Inc.                                   Class A    With respect to (i) the Hartford 401 Masters
- American Balanced Fund, Inc.                                  Retirement Program, (ii) the Hartford 401
- American Mutual Fund, Inc.                                    Cornerstone Retirement Program and (iii) Sections
- The Bond Fund of America, Inc.                                401, 403(b) or 457 qualified retirement plans with
- Capital Income Builder, Inc.                                  at least $50 million in plan assets:
- EuroPacific Growth Fund
- Fundamental Investors, Inc.                                   $12 per participant for participants in plans
- The Growth Fund of America, Inc.                              invested through the Company's Separate Account(s)
- The Income Fund of America, Inc.                              in Class A shares on November 1, 2007 that were
- The Investment Company of America                             invested in the Class A shares of the Funds
- The New Economy Fund                                          through the Company's Separate Account(s) before
- New Perspective Fund, Inc.                                    November 1, 2007
- Washington Mutual Investors Fund, Inc.
- SMALLCAP World Fund, Inc.
- Capital World Growth and Income Fund Inc.
- U.S. Government Securities Fund
- The Growth Fund of America, Inc.                   Class A    $3 per participant for participants invested in
- The Investment Company of America                             the Funds through (i) the San Joaquin County
                                                                Deferred Compensation Plan and (ii) the Monroe
                                                                County Deferred Compensation Plan.
All Funds                                            Classes    10 basis points per annum on the average aggregate
                                                    R-1, R-2,   amount invested by the Company's Separate
                                                     R-3, and   Account(s) in the Funds.
                                                       R-4
All Funds                                           Class R-5   5 basis points per annum on the average aggregate
                                                                amount invested by the Company's Separate
                                                                Account(s) in the Funds.

                         FOURTH AMENDMENT TO AGREEMENT

                                 By and Between

                       AMERICAN FUNDS DISTRIBUTORS, INC.,
                        AMERICAN FUNDS SERVICE COMPANY,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN FUNDS DISTRIBUTORS, INC. (the "Underwriter") and AMERICAN FUNDS SERVICE COMPANY (the "Transfer Agent") hereby enter into this Amendment as of the 1st day of May, 2009.

WHEREAS, The Company, the Transfer Agent and the Underwriter previously entered into an Agreement (the "Agreement") dated November 21, 2002, as amended, pursuant to which Company purchases Class A and Class R shares of the investment companies identified in Schedule B of the Agreement (the "Funds") on behalf of its separate accounts;

WHEREAS, on May 1, 2009, shares of American Funds Money Market Fund will be offered for sale to the public;

WHEREAS, on May 1, 2009, the Funds will offer Class R-6 shares for sale to employer-sponsored retirement plans;

WHEREAS, the parties desire to amend the Agreement to include the new fund and share class and to make certain other changes;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereby agree as follows:

1. Unless the context denotes otherwise, all references to "Class R shares" or "shares" in the Agreement shall include Class R-6 shares.

2. Unless the context denotes otherwise, all references to "Fund" or "Funds" in the Agreement shall include American Funds Money Market Fund; provided however, that the availability of compensation for American Funds Money Market Fund is conditional on the Company executing this Amendment

3. Article V (Fees and Expenses) of the Agreement is amended by adding the following section:

     5.2 The Company acknowledges and agrees that Transfer Agent may discontinue making payments in respect of American Funds Money Market Fund if the fund's investment adviser determines, in its sole discretion, that the yield on the fund's portfolio securities does not support such payments. Transfer Agent currently intends to make these payments under this Agreement.

4. Article VII (Applicable Law) of the Agreement is amended by adding the following section:

     7.3 Each party to this Agreement agrees to comply with all applicable laws, including applicable state privacy laws.

5. Schedule B of the Agreement is amended by adding a new row to the table as follows:

FUND                              SHARE CLASS               SERVICE FEES
-------------------------------------------------------------------------------
All Funds                  Class R-6                  No compensation paid

6.  The following paragraph is added to Schedule B of the Agreement:

     Transfer Agent reserves the right not to pay any fees more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

7.  The following provision is added to the Agreement:

       - New Accounts may not be established in The Cash Management Trust of America and The U.S. Treasury Money Fund of America on or after May 1, 2009.

8.  All other provisions of the Agreement remain in effect without change.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers, effective as of the date set forth above.

AMERICAN FUNDS SERVICE COMPANY

By:    /s/ Ryan Rue
       --------------------------------
Name:  Ryan Rue                          REVIEWED FOR SIGNATURE     [ILLEGIBLE]
Title: Assistant Vice President          BY AFS CONTRACT ADMIN.
Date:  5/7/09

AMERICAN FUNDS DISTRIBUTORS, INC.

By:    /s/ David M. Givner
       --------------------------------
Name:  David M. Givner                   APPROVED FOR SIGNATURE     TYM
Title: Secretary                         BY CRMC LEGAL DEPT.
Date:  5/15/09

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Jason Frain
       --------------------------------
Name:  Jason Frain
Title: Assistant Vice President
Date:  5/5/09

                          FIFTH AMENDMENT TO AGREEMENT

                                 By and Between

                       AMERICAN FUNDS DISTRIBUTORS, INC.,
                        AMERICAN FUNDS SERVICE COMPANY,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN FUNDS DISTRIBUTORS, INC. (the "Underwriter") and AMERICAN FUNDS SERVICE COMPANY (the "Transfer Agent") hereby enter into this Amendment as of the 28th day of October, 2011.

WHEREAS, the Company, the Transfer Agent and the Underwriter previously entered into the Agreement (the "Agreement") dated November 21, 2002 as amended;

WHEREAS, the parties wish to amend the Agreement to modify certain provisions of the Agreement relating to the services in respect of Class A and Class R shares of the Funds and compensation payable in respect of Class R shares of the Funds; and,

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements set forth below, the parties hereby amend the Agreement as follows:

1. SCHEDULE B to the Agreement is hereby deleted in its entirety and replaced with SCHEDULE B attached to this Amendment.

2.   SCHEDULE C is added to the Agreement

3.   SCHEDULE D is added to the Agreement

4.   SCHEDULE E is added to the Agreement

5. Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date above.

AMERICAN FUNDS DISTRIBUTORS, INC.

By:     /s/ Kevin G. Clifford
        --------------------------------
Name:   Kevin G. Clifford                 APPROVED FOR SIGNATURE
Title:  President                         BY CRMC LEGAL DEPT. [ILLEGIBLE]
Date:   11/20/11

AMERICAN FUNDS SERVICE COMPANY

By:     /s/ Michael Krupa
        --------------------------------
Name:   Michael Krupa                     REVIEWED FOR SIGNATURE
Title:  Vice President                    BY AFS CONTRACT ADMIN [ILLEGIBLE]
Date:   11/4/11

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Jared A. Collins
        --------------------------------
Name:   Jared A. Collins
Title:  Vice President
Date:   October 28, 2011

                                   SCHEDULE B

In consideration of the services provided by the Company and also providing the Enhanced Services described in Schedule C of this Agreement, the Transfer Agent agrees to pay the Company an amount equal to the following fees. Per participant fees will be invoiced to Transfer Agent quarterly and are payable within 30 days following Transfer Agent's reconciliation of the invoice (currently the quarters for which fees are payable end on the last Business Day of March, June, September and December). Invoices shall conform to the standards for file format and transmission established by Transfer Agent. Asset Based fees shall be based on the average aggregate amount invested in the Funds by the Company's Separate Account(s) under this Agreement. Such fees shall be paid by Transfer Agent to the Company within 30 days following the end of the quarter for which such fees are payable (currently the quarters for which fees are payable end on the last Business Day of January, April, July and October).

                                                      SHARE
FUND                                                  CLASS                        SERVICE FEES
------------------------------------------------------------------------------------------------------------------
- AMCAP Fund                                        Class A     With respect to (i) the Hartford 401 Masters
- American Balanced Fund                                        Retirement Program, (ii) the Hartford 401
- American Funds Global Balanced Fund                           Cornerstone Retirement Program and (iii) Sections
- American Mutual Fund                                          401, 403(b) or 457 qualified retirement plans with
- The Bond Fund of America                                      at least $50 million in plan assets:
- Capital Income Builder
- EuroPacific Growth Fund                                       $12 per participant for participants in plans
- Fundamental Investors                                         invested through the Company's Separate Account(s)
- The Growth Fund of America                                    in Class A shares on November 1, 2007 that were
- The Income Fund of America                                    invested in the Class A shares of the Funds
- The Investment Company of America                             through the Company's Separate Account(s)before
- The New Economy Fund                                          November 1, 2007
- New Perspective Fund, Inc.
- Washington Mutual Investors Fund
- SMALLCAP World Fund
- Capital World Growth and Income Fund
- U.S. Government Securities Fund
- The Growth Fund of America                        Class A     $3 per participant for participants invested in
 - The Investment Company of America                            the Funds through (i) the San Joaquin County
                                                                Deferred Compensation Plan and (ii) the Monroe
                                                                County Deferred Compensation Plan.
All Funds                                           Class R-1   10 basis points per annum on the average aggregate
                                                                amount invested by the Company's Separate
                                                                Account(s) in the Funds.
All Funds                                           Class R-2   25 basis points per annum on the average aggregate
                                                                amount invested by the Company's

                                                      SHARE
FUND                                                  CLASS                        SERVICE FEES
------------------------------------------------------------------------------------------------------------------
                                                                Separate Account(s) in the Funds.
All Funds                                           Class R-3   15 basis points per annum on the average aggregate
                                                                amount invested by the Company's Separate
                                                                Account(s) in the Funds.
All Funds                                           Class R-4   10 basis points per annum on the average aggregate
                                                                amount invested by the Company's Separate
                                                                Account(s) in the Funds.
All Funds                                           Class R-5   5 basis points per annum on the average aggregate
                                                                amount invested by the Company's Separate
                                                                Account(s) in the Funds.
All Funds                                           Class R-6   No compensation

                                   SCHEDULE C

                               ENHANCED SERVICES

(a) Within 15 days following the end of each calendar quarter, the Company shall deliver a file (in a format mutually agreed upon by the Company and Transfer Agent) that contains the following information with respect to each Plan invested in Class R shares:

       (i)  the total number of eligible employees,

       (ii) the total number of Plan Participants,

       (iii) the total number of investment options and American Funds investment options available in the Plan,

       (iv) the total value of Plan assets represented by all investment options and American Funds investment options as of the end of the quarter,

       (v) the name of the Plan and Plan sponsor, the tax identification/(EIN) employer identification number for the Plan, plan state and zip code.

                             QUARTERLY FILE LAYOUT:

REQUIREMENTS
SURVEY ID            FIELD NAME                                  AMERICAN FUNDS REQUIREMENT
--------------------------------------------------------------------------------------------------------------------
AMFQ-HDR01    Line 1                     The Hartford will populate a count of the number of records in the file
AMFQ-HDR02    Line 2 Header Record       The Hartford will populate a "header record" that contains the column header names
AMFQ-D01      Plan Name                  The Hartford will populate the legal plan name for the identified Plan
                                         Number. The field will only be populated using Plan Name 1 and Plan Name 2.
                                         Plan Name 3 will not be considered.
AMFQ-D02      Plan ID                    The Hartford will populate the Plan Number from the recordkeeping platforms that uniquely identifies the plan.
AMFQ-D03      Sponsor Name               The Hartford will not populate the field on the file.
AMFQ-D04      Sponsor Address 1          The Hartford will not populate the field on the file.
AMFQ-D05      Sponsor Address 2          The Hartford will not populate the field on the file.
AMFQ-D06      Sponsor City               The Hartford will populate the city where the plan sponsor is located
AMFQ-D07      Sponsor State Code         The Hartford will populate the two digit state code for the plan sponsor
AMFQ-D08      Sponsor Zip Code           The Hartford will populate the five digit zip code in a consistent format.
                                         Zip + four will be sent as 12345-6789.
AMFQ-D09      Contact Name               The Hartford will not populate the field on the file.
AMFQ-D10      Phone Number               The Hartford will not populate the field on the file.
AMFQ-D11      Eligible employees         The Hartford will provide the aggregate total of employees eligible. Only participants noted as Active (A) or eligible (E) will be included in the count.
AMFQ-D12      Total number of            The Hartford will provide the aggregate total of participants with a
              participants               balance in the plan
AMFQ-D13      Total number of            The Hartford will provide the total aggregate number of investment options
              investment options         in a plan including SDBA and Company Stock funds. The count will exclude closed investment options.
AMFQ-D14      AF Options                 The Hartford will provide the total aggregate number of American Funds investment options in a plan. The count will exclude closed investment options.
AMFQ-D15      Total Assets               The Hartford will provide the total aggregate dollar amount of the investments in

                                         the plan as of the last business day of the quarter. The format will include a placed decimal and the value of the assets two places to the right. Assets in a closed or inactive investment will be included in the total. The total will include all plan level holding accounts.
AMFQ-D16      Total AF assets            The Hartford will provide the total aggregate dollar amount of the American
                                         Funds investments in the plan as of the last business day of the quarter.
                                         The format will include a placed decimal and the value of the assets two places to the right. Assets in a closed or inactive investment will be included in the total. The total will include all plan level holding accounts.

                                   SCHEDULE D

           REQUIREMENTS TO MAINTAIN RETIREMENT PLAN OMNIBUS ACCOUNTS

a. In order for Company to hold Plan accounts in an omnibus account on the books of the Funds, Company agrees to provide Distributor or its affiliate, with the following information current as of the end of each calendar month, within ten (10) calendar days following the end of such month, and in a file layout conforming to the attached SCHEDULE E. SCHEDULE E may be modified with the consent of the parties from time to time. Any data format changes Company proposes must be approved by Transfer Agent and Distributor at least thirty (30) days in advance of implementation.

b. If Transfer Agent finds a material discrepancy between the information contained in the files Company sends Transfer Agent and the information contained in the records of Transfer Agent, Company agrees to reasonably cooperate with Transfer Agent to resolve the discrepancy. Company shall submit a corrected file by the end of the month in which the file is due. Transfer Agent reserves the right to withhold compensation payable under this Agreement until the discrepancy is resolved and a corrected file is received by Transfer Agent.

c. If Company provides third parties with trading or clearing services, Company shall not give such third parties access to the Funds without the written consent of Distributor.

                                   Schedule E
                           American Funds File Layout

Not for Use with RIA Business

Header Record: This is the first record in the file.

               FIELD NAME                 FORMAT     LENGTH  POSITION                             NOTES
-----------------------------------------------------------------------------------------------------------------------------------
H1  "H'                                Alpha           1        1      The Hartford will populate an "H"in the field
    Header Record Identifier
H2  Dealer Number                      Numeric         7       2-8     The Hartford will populate 1790 in the field
H3  Sales Month Date Format: YYYYMM    Numeric         6       9-14    The Hartford will populate the date in a YYYYMM format

               FIELD NAME                 FORMAT     LENGTH  POSITION                             NOTES
-----------------------------------------------------------------------------------------------------------------------------------
D1  "D'                                Alpha           1        1      The Hartford will populate "D"in the field
    Detail Record Identifier
D2  Unique Record ID                   Alphanumeric    9       2-10    The Hartford will populate one unique identifier for each
    Unique identifier for each detail                                  line. The field can be considered a counter
    record; sequence number
D3  Omnibus Account Number             Numeric         11     11-21    The Hartford will populate the American Funds account number
    From daily trades                                                  that is used for HLIC trading by UIT. The Omnibus Account
                                                                       number for the record will correlate directly to the fund
                                                                       CUSIP in D4. Total trades will be at the plan fund level.
D4  Fund Cusip Number                  Numeric         9      22-30    The Hartford will populate the field with the 9 digit Fund
                                                                       CUSIP Number under the designated HLIC American Fund
D5  Financial Institution's Name       Alphanumeric    70     31-100   The Hartford will populate the field with the Broker Dealer
    Firm that employs the Financial                                    (Firm) Name for the identified Plan Number in D17.
    Advisor (FA)
D6  Financial Institution's Number     Numeric         7     101-107   The Hartford will populate the Selling Agreement ID for the identified Plan Number in D17. If the Selling Agreement ID is not available, The Hartford will use the Broker
                                                                       Identification Number (BIN).
D7  FA's Office Number                 Alphanumeric    9     108-116   The Hartford will populate the Dealer Branch ID for the
                                                                       identified Plan Number in D17.
D8  FA's ID                            Alphanumeric    9     117-125   The Hartford will populate the Branch Rep ID for the
                                                                       identified Plan Number in D17. The Financial Advisor's
                                                                       Social Security Number is not allowed. Requirement Note:
                                                                       See item no. D19 for FA Split record impact.
D9  Investment Amount -- New Money to  Numeric         15    126-140   The Hartford will populate the aggregated tradable dollar
    American Funds (AF)                Implied                         amount of
                                       Positive

    Investments from mapped takeover                                   total new money investment in the Fund via contributions,
    assets, participant contributions                                  takeovers and exchanges from other fund families.
    and employer contributions.                                        This field should not include transfers from other American
    - Include transactions that                                        Funds. The total amount for Fund in this field will be based
    result in asset movement into the                                  on FA Split Percentage calculation. In- Kind exchanges will
    Fund from other fund families,                                     not be reflected in the amount.
    i.e. new money to AF.                                              Requirement Note:
    - Do not include                                                   The "Fund" is defined as the investment identified by the
    participant-initiated                                              CUISP in D4.
    transactions that result in asset
    movement into the Fund from other
    American Funds.
    For example: 000000123456789 if
    the amount is $1,234,567.89
D10 Non-Commissionable Investment      Numeric         15    141-155   The Hartford will populate the field with the aggregated
    Amount                             Implied                         tradable value of the loan repayments for the Fund
    - Include loan repayments.         Positive                        identified in D4. The total amount for Fund in this field
    - Do not include                                                   will be based on FA Split Percentage calculation.
    participant-initiated
    transactions that result in (A)
    asset movement between the Fund
    and other American Funds or (B)
    asset movement into the Fund from
    other fund families.
D11 Exchange Purchase Amount -- From   Numeric         15    156-170   The Hartford will populate the field with the aggregated
    Money Market                       Implied                         tradable value of the purchases made with money from an
    Exchange purchases that result in  Positive                        American Funds Money Market into the American Fund option
    asset movement to the Fund from                                    identified in D4. Value of the purchases made with money
    an AF money market.                                                from NON-American Funds Money Market will not be included.
                                                                       The total amount for Fund in this field will be based on FA
                                                                       Split Percentage calculation.
D12 Exchange Purchase Amount -- Old    Numeric         15    171-185   The Hartford will populate the field with the aggregated
    Money                              Implied                         tradable value of the purchases made with money from an
    Exchange purchases that result in  Positive                        American Funds Non-Money Market into the American Fund
    asset movement to the Fund from                                    option identified in D4. This can include share class
    other non money market American                                    changes and reallocations. Value of the purchases made with
    Funds.                                                             money from NON-American Funds Money Market will not be
    - Include share class conversions                                  included. The total amount for Fund in this field will be
                                                                       based on FA Split Percentage calculation.
D13 Redemption Amount                  Numeric         15    186-200   The Hartford will populate the field with the aggregated
    Redemptions or distributions due   Implied                         tradable value of the redemptions from the Fund identified
    to a participant's separation of   Negative                        in D4. This can include liquidations from the plan and loan
    service.                                                           withdrawals. This will not include movements from the Fund
    - Include loan withdrawals.                                        to other American Funds options or to other fund families.
    - Do not include                                                   The total amount for Fund in this field will be based on FA
    participant-initiated                                              Split Percentage calculation.
    transactions that result in (A)
    asset movement between the Fund
    and other American Funds or (B)
    asset movement from the Fund to
    other mutual fund families.
D14 Exchange Redemption Amount -- Out  Numeric         15    201-215   The Hartford will populate the field with the aggregated
    of AF                              Implied                         tradable value of the redemptions from the Fund identified
    Exchange redemptions that result   Negative                        in D4 to other fund families outside of American Funds. The
    in asset movement from the Fund                                    total amount for Fund in this field will be based on FA
    to other mutual fund families.                                     Split Percentage calculation.

D15 Exchange Redemption Amount --      Numeric         15    216-230   The Hartford will populate the field with the aggregated
    Within AF                          Implied                         tradable value of the redemptions from the Fund identified
    Exchange redemptions that result   Negative                        in D4 to other American Funds. This will include share class
    in asset movement between the                                      conversions and reallocations. The total amount for Fund in
    Fund and other American Funds.                                     this field will be based on FA Split Percentage calculation.
    Include share class conversions                                    Requirement Note:
                                                                       D15 is the offset to combined total of D11 + D12 (total
                                                                       Exchange Purchase IN -- TO American Funds FROM American
                                                                       Funds).
D16 Line of Business Code *(refer      Numeric         4     231-234   The Hartford will primarily use the LOB Code 0250 in the
    table on page 4)                                                   Line of Business Codes table. The Hartford will contact
                                                                       American Funds if a plan is not easily defined with the 0250 series.
                                                                       * Line of Business Codes (D16)
                                                                       LOB Code-Description
                                                                       0056-457 Deferred Compensation
                                                                       0059-Deferred Compensation/Rabbi Trust
                                                                       0076-Retirement Plans/Other
                                                                       0078-403B ER & EE
                                                                       0081-401K
                                                                       0083-Simple 401K
                                                                       0250-Recordkeeper Connect 401(K)
                                                                       0253-Recordkeeper Connect 403(B)
                                                                       0254-Recordkeeper Connect 457
                                                                       0255-Recordkeeper Connect Non-Qualified
                                                                       0256-Recordkeeper Connect Defined Benefit
                                                                       TBD-Annuity
                                                                       TBD-Defined Contribution
                                                                       TBD-Endowment
                                                                       TBD-Foundation
D17 Plan Number                        Alphanumeric    20    235-254   The Hartford will populate HLIC plan numbers from OMNI (six
    Unique identifier for the plan or                                  digits) and TRAC (nine digits).
    contract (the omnibus trader's
    internal plan account number)
D18 Plan Name                          Alphanumeric    70    255-324   The Hartford will populate the legal plan name for the
                                                                       identified Plan Number in D17. The field will only be
                                                                       populated using Plan Name 1 and Plan Name 2. Plan Name 3
                                                                       will not be considered.
D19 FA's First Name                    Alphanumeric    15    325-339   The Hartford will pass the FA's first name.
                                                                       Requirement Note:
                                                                       Two advisors would result in 2 records; one for each with
                                                                       dollars broken out based by FA Split Percentage calculation.
                                                                       Alternatively, if assigned an FA team record (e.g. multiple
                                                                       FA's in one single record) then D6 - D8 will be used to
                                                                       provide the team number and D19 - D21 indicating team member names.
D20 FA's Middle Initial                Alphanumeric    1       340     The Hartford will pass the FA's middle initial if available.
                                                                       Otherwise a blank will be passed.

D21 FA's Last Name                     Alphanumeric    20    341-360   The Hartford will pass the FA's last name.
D22 FA's Suffix Sr., Jr., III, etc.    Alphanumeric    20    361-380   The Hartford will pass the FA's suffix if available.
                                                                       Otherwise a blank will be passed.
D23 FA's Street Address 1              Alphanumeric    35    381-415   The Hartford will pass the first street address line for the
    Items D23 - D27 are the Address,                                   FA. Use the primary rep address -or- the Branch location
    City, State and Zip where the FA                                   address for FA as default address.
    is located.
D24 FA's Street Address 2              Alphanumeric    35    416-450   The Hartford will pass the second street address line for
                                                                       the FA. Use the primary rep address -or- the Branch location address for FA as default address.
                                                                       Requirement Note:
                                                                       Address 3 will be ignored from the FA record.
D25 FA's City                          Alphanumeric    35    451-485   The Hartford will pass the city for the FA. Use the primary rep address -or- the Branch location address for FA as
                                                                       default address.
D26 FA's State                         Alphanumeric    2     486-487   The Hartford will pass the state code for the FA. Use the
                                                                       primary rep address -or- the Branch location address for FA as default address.
D27 FA's Zip                           Alphanumeric    10    488-497   The Hartford will pass the zip code for the FA. Use the
                                                                       primary rep address -or- the Branch location address for FA as default address.
D28 Month-end Assets                   Numeric         17    498-514   The Hartford will pass the assets as of the last business
                                                                       day of the month for the Fund CUSIP identified in D4. The
                                                                       value will use an implied decimal with values two places to the right.
D29 Month-end Share Balance            Numeric         15    515-529   The Hartford will pass the total number of shares as of the
    Format note: Implied 4 decimal     Implied                         last business day of the month for the Fund CUSIP identified
    positions, implied sign.           Positive                        in D4. The value will use an implied decimal with values
    Example: 000000009876540 if the                                    four places to the right.
    amount is 987.654 shares
D30 Intermediary Firm Type             Numeric         2     530-531   Hartford will use Insurance Company value '01' description
    Description of the type of firm                                    of type of Firm submitting the RPO file for HLIC to populate
    submitting the RPO file                                            the field. The field is not in the current 1790 file and
    - Insurance Company = 01                                           will be added.
    - Broker Dealer = 02                                               Description of the type of firm submitting the RPO file
    - RIA = 03                                                         - INSURANCE COMPANY = 01
    - Consulting Firm = 04                                             - Broker Dealer = 02
    Recordkeeper/TPA = 05                                              - RIA = 03
                                                                       - Consulting Firm = 04
                                                                       - Recordkeeper/TPA = 05
D31 Contact Type                       Numeric         2     532-533   The Hartford will populate the field with the Regional Sales
    Primary role responsible for                                       Director value '01' for the identified Plan Number in D17.
    influencing the investment

     - Wholesaler = 01                                                  The field is not in the current 1790 file and will be added.
     - Field Consultant = 02                                            Alternate role (if different from contact) responsible for
     - Consultant = 03                                                  influencing the investment decision
     Relationship Manager = 04                                          -Wholesaler = 01
                                                                        (Hartford Regional Sales Director)
                                                                        -Field Consultant = 02
                                                                        (not a utilized value/identifier within RPG)
                                                                        -Consultant = 03 (not a utilized value/ identifier within
                                                                        RPG)
                                                                        -Relationship Manager = 04
                                                                        (not a utilized value/identifier within RPG)
D32  Contact Id                         Alphanumeric    20    534-553   The Hartford will not populate the field on the file. The
     Unique identifier for the                                          field is not in the current 1790 file and will be added, but
     Contact, e.g. CRD number                                           not populated.
D33  Contact's First Name               Alpha           15    554-567   The Hartford will populate the field with the Regional Sales
                                                                        Director first name for the identified Plan Number in D17 if available. Otherwise a blank will be passed. The field is
                                                                        not in the current 1790 file and will be added.
D34  Contact's Middle Initial           Alpha           1       568     The Hartford will populate the field with the Regional Sales
                                                                        Director middle initial for the identified Plan Number in
                                                                        D17 if available. Otherwise a blank will be passed. The
                                                                        field is not in the current 1790 file and will be added.
D35  Contact's Last Name                Alpha           20    569-588   The Hartford will populate the field with the Regional Sales
                                                                        Director last name for the identified Plan Number in D17 if available. Otherwise a blank will be passed. The field is
                                                                        not in the current 1790 file and will be added.
D36  Contact's Suffix Sr., Jr., III,    Alpha           5     589-593   The Hartford will populate the field with the Regional Sales
     etc.                                                               Director suffix for the identified Plan Number in D17 if
                                                                        available. Otherwise a blank will be passed. The field is
                                                                        not in the current 1790 file and will be added.
D37  Contact's Street Address 1         Alphanumeric    35    594-629   The Hartford will not populate the field on the file. The
     Items D37 - D41 are the Address,                                   field is not in the current 1790 file and will be added, but
     City, State and Zip where the                                      not populated.
     Contact is located.
D38  Contact's Street Address 2         Alphanumeric    35    630-664   The Hartford will not populate the field on the file. The
                                                                        field is not in the current 1790 file and will be added, but not populated.
                                                                        Requirement Note:
                                                                        Address 3 will be ignored from the FA record.
D39  Contact's City                     Alpha           35    665-699   The Hartford will not populate the field on the file. The
                                                                        field is not in the current 1790 file and will be added, but not populated.

D40 Contact's State                    Alpha           2     700-701   The Hartford will not populate the field on the file. The
                                                                       field is not in the current 1790 file and will be added, but not populated.
D41 Contact's Zip                      Alphanumeric    10    702-711   The Hartford will not populate the field on the file. The
                                                                       field is not in the current 1790 file and will be added, but not populated.
D42 Additional Contact Type            Numeric         2     712-713   The Hartford will not populate the field on the file. The
    Alternate role (if different from                                  field is not in the current 1790 file and will be added, but
    contact) responsible for                                           not populated.
    influencing the investment
    decision
    - Wholesaler = 01
    - Field Consultant = 02
    - Consultant = 03
    Relationship Manager = 04
D43 Additional Contact's First Name    Alpha           15    714-728   The Hartford will not populate the field on the file. The
                                                                       field is not in the current 1790 file and will be added, but not populated.
D44 Additional Contact's Middle        Alpha           1       729     The Hartford will not populate the field on the file. The
    Initial                                                            field is not in the current 1790 file and will be added, but not populated.
D45 Additional Contact's Last Name     Alpha           20    730-749   The Hartford will not populate the field on the file. The
                                                                       field is not in the current 1790 file and will be added, but not populated.
D46 Share Class Conversion             Alpha           1       750     The Hartford will populate Y or N if there is a share class
    (Y)es or (N)o                                                      conversion for reallocation for the Fund CUSIP identified in
                                                                       D4. The field is not in the current 1790 file and will be
                                                                       added.
D47 Share Class Conversion or Re-      Numeric         15    751-765   The Hartford will populate the aggregated tradable value of
    Allocation Amount IN               Implied                         the share class conversion or reallocations purchases for
    Purchases made due to asset        Positive                        the Fund CUSIP identified in D4 from other American Funds.
    movement into the Fund from other                                  Value will also be part of D11 & D12. If an "N" is populated
    American Funds                                                     in D46, no value should be present in D47 or D48. If a "Y"
                                                                       is populated in D46, a value should be present in D47 or
                                                                       D48. It is likely only one field will be populated at a time and not both. The total amount for Fund in this field will be based on FA Split Percentage calculation. The field is
                                                                       not in the current 1790 file and will be added.
                                                                       Requirement Note:
                                                                       Due to same dollars accumulated in D11 & D12 would be
                                                                       included in D47 do not include amount for D47 in job
                                                                       balancing.
D48 Share Class Conversion or Re-      Numeric         15    766-780   The Hartford will populate the aggregated tradable value of
    Allocation Amount OUT              Implied                         the share class conversion or reallocations redemptions for
    Redemptions made due to asset      Negative                        the Fund CUSIP identified in D4 from other American Funds.
    movement from the Fund to other                                    Value will also be part of D15. If an "N" is populated in
    American Funds                                                     D46, no value

                                                                       should be present in D47 or D48. If a "Y" is populated in
                                                                       D46, a value should be present in D47 or D48. It is likely only one field will be populated at a time and not both. The total amount for Fund in this field will be base on FA Split
                                                                       Percentage calculation. The field is not in the current 1790 file and will be added.
                                                                       Requirement Note:
                                                                       Due to same dollars accumulated in D15 would be included in
                                                                       D48 do not include amount for D48 in job balancing
D49 RP Program                         Numeric         2     781-782   The Hartford will not populate the field on the file. The
    Insurance specific identifier of                                   field is not in the current 1790 file and will be added, but
    which sector the plan is                                           not populated.
    servicing
    - Public (incl. government) plan
    = 01
    - Private plan = 02
    - Non-profit = 03
D50 Loan Repayment                     Alpha           1       783     The Hartford will populate Y or N if there is a Loan
    (Y)es or (N)o                                                      Repayment for the Fund CUSIP identified in D4. The field is not in the current 1790 file and will be added.
D51 Loan Repayment Amount              Numeric         15    784-798   The Hartford will populate the aggregated amount of the loan
                                       Implied                         repayments for the reporting period for the Fund CUSIP
                                       Positive                        identified in D4. Value from D10. If an "N" is populated in
                                                                       D50, no value should be present in D51 If a "Y" is populated in D50, a value should be present in D51. The total amount for Fund in this field will be based on FA Split Percentage calculation. The field is not in the current 1790 file and will be added.
                                                                       Requirement Note:
                                                                       Due to same dollars accumulated in D10 would be included in
                                                                       D51 do not include amount or D51 in job balancing.
D52 Filler                             Alphanumeric    2     799-800

Detail Record -- Settled trades only
Record Length for Detail Records = 800
Trailer Record: This is the last record in the file.

               FIELD NAME                 FORMAT     LENGTH  POSITION                             NOTES
-----------------------------------------------------------------------------------------------------------------------------------
T1  "T'                                Alpha           1        1      The Hartford will populate "T" in the field
    (Trailer Record Identifier)
T2  Dealer Number                      Numeric         7       2-8     The Hartford will populate 1790 in the field
T3  Number of Detail Records           Numeric         9       9-17    The Hartford will provide a count of the total number of
                                                                       detail records
T4  Total Investment Amount            Numeric         17     18-34    The Hartford will aggregate records D9, D10, D11, and D12
    Calculation: Total of fields D9,                                   and populate the total in the T4 field
    D10, D11 and D12
T5  Total Redemption Amount            Numeric         17     35-51    The Hartford will aggregate records D13, D14, and D15 and
    Calculation: Total of fields D13,                                  populate the total in the T5 field
    D14 and D15

FIELD FORMATTING NOTES:

Alphanumeric:            Left justified, followed by spaces.
Numeric:                 Right justified, zero filled. Dollar Amounts are sign
                         implied, two decimal spaces or fields.
Investment Amount        00000000123456789 if the amount is $1,234,567.89
(Field D9) example:
Month End Share Balance  Amounts are sign implied, 4 decimal positions
(Field D29) example:     000000009876540 if the amount is 987.654 shares
No values/information    Fields should be left blank (all spaces)
unavailable:
Reversal/Correction      Carry the sign in the last byte using the
amounts                  COBOL/Mainframe format.
Financial Advisor (FA)   Fields D19, D21, D23, D25, D26, D27 are REQUIRED only
Details:                 if record does not include Financial Institution
                         Number, FA Office Number and FA ID Number in fields D6
                         -D8. Only FA details may be entered in these fields -- if the individual is not a FA, enter details in the Contact details fields D33 - D41.
                         Note: If FA identified in fields D19 - D21 is also an influencer (e.g. Wholesaler, Consultant, Relationship
                         Manager) on the same investment, FA details must be duplicated in fields D33 - D41.

* LINE OF BUSINESS CODES (D16)

      LOB CODE                              DESCRIPTION
------------------------------------------------------------------------------
        0056          457 Deferred Compensation
        0059          Deferred Compensation/Rabbi Trust
        0076          Retirement Plans/Other
        0078          403B ER & EE
        0081          401K
        0083          Simple 401K
        0250          Recordkeeper Connect 401(K)
        0253          Recordkeeper Connect 403(B)
        0254          Recordkeeper Connect 457
        0255          Recordkeeper Connect Non-Qualified
        0256          Recordkeeper Connect Defined Benefit
        TBD           Annuity
        TBD           Defined Contribution
        TBD           Endowment
        TBD           Foundation

ER = Employer sponsored
EE = Employee sponsored